SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  May 17, 2004

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                          FIRST PACTRUST BANCORP, INC.
             (Exact name of Registrant as specified in its Charter)

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          Maryland                       6035                     04-3639825
(State or other jurisdiction     (Commission File No.)          (IRS Employer
      of incorporation)                                      Identification No.)


610 Bay Boulevard, Chula Vista, California                     91910
 (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (619) 691-9741

                                       N/A
          (Former name or former address, if changed since last report)

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                           CURRENT REPORT ON FORM 8-K
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Items 1, 2, 3, 4, 6, 8, 9, 10, 11, and 12: Not Applicable.

Item 5.     Other Events and Regulation FD Disclosure
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         The board of directors of First PacTrust  Bancorp,  Inc. has authorized management, in its discretion, to repurchase up to 5% of the Company's common stock from time to time over the next 12 months in the open market, in block trades or in privately negotiated sales. The repurchase program is effective immediately. Any repurchased shares will be held as treasury stock and will be available for general corporate purposes.

         A copy of the related news release is filed as an exhibit to this report.


Item 7.        Financial Statements and Exhibits
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(c)   Exhibits

      Exhibit No.           Description
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         99.1                  The Company's news release announcing
                               5% stock repurchase program.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               FIRST PACTRUST BANCORP, INC.


Date: May 17, 2004                             By:   /s/ James P. Sheehy
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                                                     James P. Sheehy

                                                     Executive Vice President

                                                     Secretary and Treasurer


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